SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                 April 30, 2004



                                    DPL INC.
             (Exact name of registrant as specified in its charter)



               Ohio                        1-9052               31-1163136
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



            1065 Woodman Drive, Dayton, Ohio                      45432
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (937) 224-6000



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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

      On April 30, 2004, DPL Inc. (the "Company") announced that the Audit Committee of the Company's Board of Directors is continuing its review of the previously disclosed matters raised by a company employee. The Audit Committee expects to complete its review in the near future. The Company's independent auditors have not certified the Company's financial statements pending the outcome of the Audit Committee's review. As a result, the Company has not filed its annual report on Form 10-K for the year ending December 31, 2003.

      In addition to the previously announced non-compliance with the reporting requirements under certain of the Company's debt agreements, the delay in obtaining certified financial statements has resulted in the Company's non-compliance with the reporting requirements under other indentures and material debt agreements. The delay does not result in an automatic event of default and acceleration of the long-term debt of the Company. The trustee under the indenture or the holders of the requisite percentage of the outstanding principal amount of any relevant series of debt securities will have the right to declare an event of default and accelerate the maturity of the relevant series of debt securities if such trustee or holders provides notice of such non-compliance to the Company and the Company fails to file and deliver the 2003 Form 10-K within a specified number of days (at least 60 days). To date, the Company has not received any such notice. If an acceleration is declared, then the principal amount of certain other series of debt securities could be accelerated without the lapse of an additional cure period.

      The Company also announced that it does not intend to pay its regular quarterly dividend until the Audit Committee completes its review and the Company obtains certified financial statements.

      A copy of the press release announcing the delay and the effects thereof is attached as Exhibit 99.1 and is incorporated herein by reference.



"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Certain statements contained in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Matters presented which relate to events or developments that are expected to occur in the future, including management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectation of the Company's future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Such forward-looking statements are subject to risks and uncertainties and investors are cautioned that outcomes and results may vary materially from those projected due to many factors beyond DPL's control.

Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Item 7(c).  Exhibits

99.1        Press Release of DPL Inc. dated as of April 30, 2004.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DPL Inc.

Date:  May 6, 2004

                                      /s/ Stephen F. Koziar
                                   --------------------------------------------
                                   Name:  Stephen F. Koziar
                                   Title: President and Chief Executive Officer

                                  EXHIBIT LIST


                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

99.1                    Press Release of DPL Inc.,                     E
                        dated as of April 30, 2004.